SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of report (Date of earliest event reported): April 6, 2011

                        Biggest Little Investments L.P.
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            (Exact name of registrant as specified in its charter)



         Delaware                     0-16856                 13-3368726
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(State or other jurisdic-    (Commission File Number)   (IRS Employer Identi-
 tion of incorporation or                                   fication No.)
     organization)



 3702 S. Virginia St., Unit G2
          Reno, Nevada                                           89502
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(Address of principal executive                                (Zip Code)
           offices)

                                (775) 825-3355
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             (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Ruled 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))
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ITEM 4.01. Changes in Registrant?s Certifying Accountant.

     On April 6, 2011, Biggest Little Investments, L.P. (the ?Partnership?) received a letter from its independent auditor, Mark Bailey & Co. (?MB & Co.?), notifying the Partnership that MB & Co. had chosen not to stand for re-appointment as the Partnership?s independent auditor.

     Neither of MB & Co.?s reports on the Partnership?s financial statements for the years ended December 31, 2010 or 2009 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, there were no disagreements between the Partnership and MB & Co. on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the years ended December 31, 2010 or 2009.

     On April 13, 2011, the Partnership engaged M&K CPAs, PLLC as its independent auditor for the fiscal years ending December 31, 2011, 2012 and 2013. This decision was approved by the Partnership?s general partner. The Partnership does not have an audit or similar committee.










































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 25th day of April, 2011.


                                Biggest Little Investments L.P.

                                By:  Maxum LLC
                                     Its General Partner


                                     By:  /s/ Ben Farahi
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                                              Ben Farahi
                                              Manager












































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